Exhibit 10.1

Limited Waiver and

Fifth Amendment to

Loan Agreement

Borrowers:Xtera Communications, Inc.

Azea Networks, Inc.

Neovus, Inc.

Xtera Asia Holdings, LLC

Effective Date:June 30, 2016

This Limited Waiver and Fifth Amendment to Loan Agreement (this “Amendment”) is entered into between Pacific Western Bank (“Lender”) and, jointly and severally, the borrowers named above (collectively referred to herein as “Borrower”).

The parties hereto agree to amend the Loan and Security Agreement between Borrower and Lender (as successor in interest by merger to Square 1 Bank), dated January 16, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), and Lender agrees to waive certain Events of Default thereunder, as follows, effective as of the date hereof, unless otherwise indicated below, subject to the terms and conditions set forth below.  Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

1.Limited Waiver.  Borrower acknowledges and agrees that: (i) Lender did not receive, on or before June 30, 2016, drafts of documents relating to a Financing Transaction (the “Specified Default”); and (ii) the Specified Default constitutes an Event of Default.

Subject to the Condition Precedent, Lender hereby agrees to waive the Specified Default.  Such waiver does not constitute any of the following: (i) a waiver of Borrower’s obligation to meet the above-referenced covenant at any other date; (ii) a waiver of any other term or provision of any of the Loan Documents; or (iii) an agreement to waive in the future the above-referenced covenant or any other term or provision of any of the Loan Documents.

2.Modification of Financial Covenant.  Subject to the Condition Precedent, that portion of Section 5 of the Schedule which currently reads:

“An Event of Default shall be deemed to have occurred if: (1) of any of the events set forth above in this subsection entitled ‘Cash Infusion to Parent,’ fails to occur on or before the date specified with respect to such event; or (2) Lender has not received, on or before June 30,

   Pacific Western BankLimited Waiver and Fifth Amendment to Loan Agreement

2016, drafts of the documents relating to a  Financing Transaction, all in form and substance acceptable to Lender and consistent with the previously approved Commitment Document; or (3) the effective Consummation Deadline in any Commitment Document is or becomes a date subsequent to July 31, 2016; or (4) any Commitment Document is revoked or in any other manner deemed invalid or ineffective by any party thereto.”

is hereby amended to read:

“An Event of Default shall be deemed to have occurred if: (1) of any of the events set forth above in this subsection entitled ‘Cash Infusion to Parent,’ fails to occur on or before the date specified with respect to such event; or (2) the effective Consummation Deadline in any Commitment Document is or becomes a date subsequent to July 31, 2016; or (3) any Commitment Document is revoked or in any other manner deemed invalid or ineffective by any party thereto.”

3.Condition Precedent.  This Amendment is conditioned upon and shall only be and become effective upon Lender’s receipt of evidence satisfactory to Lender (such receipt being referred to in this Amendment as the “Condition Precedent”) of all of the following: (i) no default or Event of Default equivalent to, or in any way related to, the Specified Default has occurred under any agreement, instrument or other document between Borrower and Horizon, or, if such a default or Event of Default has occurred under any agreement, instrument or other document between Borrower and Horizon, such default or Event of Default has been waived by Horizon; and (ii) Borrower and Horizon have each agreed that until all of the Obligations have been indefeasibly paid in full, and the Loan Documents have been terminated, Borrower shall not make any payments of any Indebtedness owing to Horizon, and Horizon shall not accept any payments of any Indebtedness owing from Borrower, other than regularly schedule payments of interest only.  Until Lender has received such evidence, none of the terms or provisions of this Amendment shall be effective or enforceable by any party hereto.

4.Fee. [Intentionally omitted.]

5.Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as if made on the date hereof.

   Pacific Western BankLimited Waiver and Fifth Amendment to Loan Agreement

6.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Lender, except as set forth in Section 1 above.

7.General Release.  In consideration for Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

8.General Provisions.  Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and all other written documents and agreements between Lender and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the provisions of all subsections of Section 9 of the Loan Agreement (titled “General Provisions”), including without limitation all provisions relating to governing law, venue, jurisdiction, dispute resolution, and the waiver of the right to a jury trial, shall apply equally to this Amendment, and the same are incorporated herein by this reference.

[Signatures on Following Page]

   Pacific Western BankLimited Waiver and Fifth Amendment to Loan Agreement

Borrower: Xtera Communications, Inc. By: /s/ Jon R. Hopper Title: Chief Executive Officer	Borrower: Azea Networks, Inc. By: /s/ Jon R. Hopper Title: Chief Executive Officer
Borrower: Neovus, Inc. By: /s/ Jon R. Hopper Title: Chief Executive Officer	Borrower: Xtera Asia Holdings, LLC By: /s/ Jon R. Hopper Title: Chief Executive Officer
Lender: Pacific Western Bank By: /s/ Jim Duncan Title: SVP

[Signature Page – Limited Waiver and Fifth Amendment to Loan Agreement]